Exhibit 10.2 Dated ___13 May_____ 2019 PELICAN HOLDCO LIMITED as Chargor in favour of KVH MEDIA GROUP LIMITED as Chargee SHARE CHARGE

CONTENTS Clause Page 1. Definitions and Interpretation ..................................................................................................... 2 2. Payment of Secured Obligations ............................................................................................... 4 3. Charge and Assignment............................................................................................................. 4 4. Further Assurance ...................................................................................................................... 5 5. Negative Pledge, Disposals and other undertakings ................................................................. 5 6. Operations Before and After Events of Default .......................................................................... 6 7. Enforcement of Security ............................................................................................................. 8 8. Powers of Sale ........................................................................................................................... 8 9. Appointment of Receiver ............................................................................................................ 9 10. Powers of Receiver .................................................................................................................... 9 11. Application of Monies ............................................................................................................... 12 12. Receipt and Protection of Purchasers ..................................................................................... 12 13. Power of Attorney ..................................................................................................................... 12 14. Representations ....................................................................................................................... 13 15. Effectiveness of Security .......................................................................................................... 16 16. Release of Security .................................................................................................................. 18 17. Subsequent and Prior Security Interests ................................................................................. 19 18. Currency Conversion and Indemnity ........................................................................................ 19 19. Costs, Expenses and Indemnity .............................................................................................. 20 20. Payments Free of Deduction ................................................................................................... 20 21. Discretion and Delegation ........................................................................................................ 20 22. Set-off ....................................................................................................................................... 21 23. Changes to Parties ................................................................................................................... 21 24. Amendments and Waivers ....................................................................................................... 21 25. Notices ..................................................................................................................................... 22 26. Counterparts ............................................................................................................................ 22 27. Governing Law ......................................................................................................................... 22 28. Jurisdiction ............................................................................................................................... 23

THIS DEED OF SHARE CHARGE is made on ___13 May_____ 2019 BY (1) PELICAN HOLDCO LIMITED, a company incorporated under the laws of England and Wales with company number 11988300 and registered office at 3 Cadogan Gate, London SW1X 0AP, England (the “Chargor”) in favour of (2) KVH MEDIA GROUP LIMITED, a company incorporated in England and Wales with registered number 06462774 and having its registered office at 2a Queen Street, Leeds, West Yorkshire LS1 2TW (the “Chargee”, which expression shall include its successors, assigns and transferees). NOW THIS DEED WITNESSES as follows: 1. DEFINITIONS AND INTERPRETATION 1.1 Definitions In this Deed, terms defined in the Loan Agreement (as defined below) shall, unless otherwise defined in this Deed or unless a contrary intention appears, bear the same meaning when used in this Deed and the following terms shall have the following meanings: “Charged Property” means all the assets and/or undertaking of the Chargor which from time to time are the subject of the security created or expressed to be created in favour of the Chargee by or pursuant to this Deed. “Chargor’s Investment Group” means the Investor, the General Partner and the Partnerships (as each term is defined in the Equity Commitment Letter). “CO” means Companies Ordinance (Cap. 622 of the Laws of Hong Kong). “Collateral Rights” means all rights, powers and remedies of the Chargee provided by or pursuant to this Deed or by law. "Equity Commitment Letter" means the equity commitment letter dated on or around the date hereof from Oakley Capital IV Master SCSp (as Investor) to the Chargor and the Chargee. “Event of Default” means: (a) any non-payment of the Advance and accrued interest thereon on the Maturity Date in accordance with clause 5 of the Loan Agreement; (b) any breach by the Chargor of its obligations under the other clauses of the Loan Agreement or any clause under this Deed, provided that no Event of Default will occur if such failure to comply is capable of remedy and is remedied within 30 days of the earlier of (i) the Lender giving notice to the Chargor and (ii) the Chargor becoming aware of the failure to comply; (c) any representation by the Chargor and/or the Chargor’s Investment Group under the Loan Agreement and/or this Deed and/or the Equity Commitment Letter is or proves to have been incorrect or misleading in any material respect when made, provided that no Event of Default will occur if such misrepresentation is capable of remedy and is remedied within 30 days of the earlier of (i) the Lender giving notice to the Chargor and (ii) the Chargor becoming aware of such misrepresentation; (d) the Chargor or any member of the Chargor’s Investment Group is or is presumed or deemed to be unable or admits inability to pay its debts as they fall due, suspends making payments on its debts generally or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding the Lender in such capacity) with a view to rescheduling any of its indebtedness; or (e) any corporate action, legal proceedings or other procedure or step is taken in relation to (i) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of the Chargor or any member of the Chargor’s Investment Group, (ii) a composition, compromise, assignment or arrangement with any creditor of the Chargor or any member of the Chargor’s Investment Group, (iii) the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of the Chargor or any member of the Chargor’s Investment Group or any of its or their assets or (iv) enforcement of any Security over any assets of the Chargor or any member of the Chargor’s Investment Group, or any analogous procedure or step is taken in any jurisdiction (save that this paragraph (e) shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 30 days of commencement), provided always that no Event of Default will occur under paragraph (c), (d) or (e) with respect to the Chargor's Investment Group, if the Investor is not prevented from performing its obligations under the Equity Commitment Letter. “Loan Agreement” means the loan agreement dated the date hereof between the Chargor, as borrower, and the Chargee, as lender. “Receiver” means a receiver or receiver and manager or an administrative receiver of the whole or any part of the Charged Property and that term will include any appointee under a joint and/or several appointment. “Related Rights” means, in relation to any asset: (a) the proceeds of sale of any part of that asset; (b) all rights under any licence, agreement for sale, lease or other disposal in respect of that asset; (c) all rights, powers, benefits, claims, contracts, warranties, remedies, security, guarantees, indemnities and/or covenants for title in respect of that asset; (d) any moneys and proceeds paid or payable in respect of that asset; (e) (in the case where such asset comprises any share, equity interest or other security) all dividends, distributions, interest and monies payable in respect thereof and any rights, assets, shares and/or securities deriving therefrom or accruing thereto whether by way of redemption, bonus, preference, option, substitution, conversion, compensation or otherwise; and/or (f) (in the case where such asset comprises any share, equity interest or other security) any rights against any clearing system in which such asset is held,

(in each case) from time to time. “Secured Obligations” means all moneys, liabilities and obligations owing or expressed to be owing to the Chargee under or pursuant to the Loan Agreement and /or this Deed whether present or future, actual or contingent, whether now existing or hereafter arising, whether or not for payment of money and including any obligation or liability to pay damages (and whether as principal or surety or in some other capacity), including without limitation any such obligations in respect of any further advances and/or financial accommodation from time to time. “Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect. “Shares” means all the ordinary shares in the share capital of the Subject Entity beneficially owned by the Chargor, including those ordinary shares of the Subject Entity specified in Schedule 1 (Particulars of Shares). “Subject Entity” means Super Dragon Ltd., a company incorporated under the laws of Hong Kong with limited liability with company number 1327525 and having its registered office currently at 16/F Rykadan Capital Tower, 135 Hoi Bun Road, Kwun Tong, Hong Kong. 1.2 Construction 1.2.1 In this Deed: (a) any reference to the Chargor, the Chargee or the Subject Entity shall be construed so as to include its or their (and any subsequent) successors and any permitted assigns and transferees in accordance with their respective interests; and (b) save where the context otherwise requires, references in this Deed to any Clause or Schedule shall be to a clause or schedule contained in this Deed. 1.2.2 A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Ordinance (Cap. 623 of the Laws of Hong Kong) (the “Third Parties Ordinance”) to enforce or to enjoy the benefit of any term of this Deed. Notwithstanding any term of this Deed, the consent of any person who is not a party to this Deed is not required to rescind or vary this Deed at any time. 2. PAYMENT OF SECURED OBLIGATIONS The Chargor hereby covenants with the Chargee that it shall on demand of the Chargee discharge all of the Secured Obligations when due and payable, and the Chargor shall pay to the Chargee any Secured Obligations when due and payable provided that neither such covenant nor the security constituted by this Deed shall extend to or include any liability or sum which would, but for this proviso, cause such covenant or security to be unlawful or prohibited by any applicable law. 3. CHARGE AND ASSIGNMENT 3.1 Charge 3.1.1 The Chargor hereby charges as beneficial owner, as security for the payment and discharge of the Secured Obligations, by way of first fixed charge, all the Chargor’s right, title and interest from time to time in and to the Shares and all Related Rights in relation thereto.

3.1.2 To the extent and at any time they are not effectively charged by way of fixed charge referred to in Clauses 3.1.1 above, charges by way of first floating charge the Charged Property, the Shares and all Related Rights in relation thereto. 4. FURTHER ASSURANCE 4.1 Further Assurance: General The Chargor shall promptly at its own cost do all such acts and/or execute all such documents (including without limitation assignments, transfers, mortgages, charges, notices and instructions) as the Chargee may reasonably specify (and in such form as the Chargee may reasonably require in favour of the Chargee or its nominee(s)): 4.1.1 to perfect the security created or intended to be created in respect of the Charged Property (which may include, without limitation, (a) the execution by the Chargor of a mortgage, charge or assignment over all or any of the assets constituting, or intended to constitute, any part of the Charged Property; (b) procure that this Deed shall promptly be registered with the companies registry or registrar in the applicable jurisdictions which are, in the opinion of the Chargee, to be so registered or be submitted for registration; and (c) procure that this Deed be promptly recorded or noted in the registers of mortgages, charges or encumbrances of the Chargor and/or registers of shareholders of the Subject Entity which are, in the opinion of the Chargee, to be so recorded or noted) or for the exercise of the Collateral Rights; and/or 4.1.2 to facilitate the realisation of the Charged Property. 4.2 Necessary Action The Chargor shall from time to time take all such action (whether or not requested to do so by the Chargee) as is or shall be available to it (including without limitation obtaining and/or effecting all Authorisations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any security conferred or intended to be conferred on the Chargee by or pursuant to this Deed. 4.3 Information The Chargor shall promptly deliver to the Chargee all information that is available to it and that is required in order for the Chargee to comply with any applicable laws or regulations in respect of any Charged Property (including without limitation section 329 of the Securities and Futures Ordinance (Cap. 571 of the Laws of Hong Kong) or any similar provision in any articles of association or constitutional documents relating to any Charged Property. 4.4 Implied Covenants for Title The obligations of the Chargor under this Deed shall be in addition to any covenants for title deemed to be included in this Deed under applicable law. 5. NEGATIVE PLEDGE, DISPOSALS AND OTHER UNDERTAKINGS 5.1 Negative Pledge Unless otherwise agreed in writing by the Chargee, the Chargor undertakes that it shall not, at any time during the subsistence of this Deed, create or permit to subsist any Security over all or any part of the Charged Property except for the security constituted by this Deed.

5.2 Delivery of Documents The Chargor shall deliver or procure that there shall be delivered to the Chargee (a) such documents relating to the Charged Property as the Chargee reasonably requires and (b) the documents listed in paragraphs (i) to (iii) below relating to the Charged Property within 10 Business Days (or such other time period agreed by the Chargee) after the execution of this Deed, each of which may be held by the Chargee until the security constituted by this Deed is released: (i) share certificates or other documents of title in respect of the Shares in suitable form for transfer by delivery; (ii) duly executed instruments of transfer and contract notes in respect of the Shares substantially set out in the form set out in Schedule 2 (Form of Instrument of Transfer and Contract Note) but, in each case, with the dates and names of the transferees left blank; and (iii) signed but undated deed of appointment of proxy and irrevocable appointment of power of attorney from the Chargor substantially in the form set out in Schedule 3. The Chargor shall promptly deliver to the Chargee certificates or other instruments representing or evidencing the Shares acquired or received by it after the date of this Deed with instruments of transfer and contract notes in blank duly executed by the Chargor. At any time after the security created by or pursuant to this Deed has become enforceable, the Chargee shall have the right to complete, date and put into effect the documents referred to in this Clause 5.2. 5.3 Register of Members Without prejudice to the generality of Clause 4 (Further assurance), the Chargor shall procure that the Subject Entity provides the Chargee with a certified true copy of the Register of Members within ten (10) Business Days (or such other time period agreed by the Chargee) of the execution of this Deed. 5.4 Undertaking in respect of Non-Hong Kong company The Chargor agrees not to apply to have itself registered as a non-Hong Kong company under Part 16 of the CO. 5.5 No Disposal of Interests The Chargor undertakes that, during the subsistence of this Deed, it shall not, and shall not agree to, sell, assign, transfer or otherwise dispose of any Charged Property except (a) pursuant to this Deed and/or (b) any disposal consented to in writing by the Chargee. 6. OPERATIONS BEFORE AND AFTER EVENTS OF DEFAULT 6.1 Dividends 6.1.1 The Chargor shall ensure that any and all dividends, distributions, interest and/or other monies received and/or recovered in respect of all or any part of the Charged Property are directly paid to the Chargee. 6.1.2 After the occurrence and during the continuance of an Event of Default, the Chargee may apply in accordance with this Deed any and all dividends, distributions, interest and/or other monies received and/or recovered in respect of all or any part of the Charged Property. 6.1.3 Any and all dividends, distributions, interest and/or other monies received, recovered or paid/delivered to the order of the Chargor (other than in cash) in respect of any or all of the Charged Property shall be held by the Chargor subject to the security constituted by this Deed, provided that if such receipt or recovery is made after the occurrence and during the continuance of an Event of Default, the Chargor shall promptly deliver such dividends, distributions, interest and/or other monies to the Chargee for application in accordance with this Deed. 6.2 Operation: Before Event of Default In the absence of an Event of Default, the Chargor shall be entitled to exercise all voting rights in relation to any or all of the Shares provided that the Chargor shall not exercise such voting rights in any manner that could give rise to, or otherwise permit or agree to, any (a) variation of the rights attaching to or conferred by any of the Shares or (b) any liability on the part of the Chargee. 6.3 Operation: After Event of Default The Chargee may, upon and/or after the occurrence and during the continuance of an Event of Default, at its discretion (in the name of the Chargor or otherwise and without any further consent or authority from the Chargor): 6.3.1 exercise (or refrain from exercising) any voting rights in respect of the Charged Property; 6.3.2 apply all dividends, distributions, interest and other monies arising from all or any of the Charged Property in accordance with Clause 11 (Application of Monies); 6.3.3 transfer all or any of the Charged Property into the name of such nominee(s) of the Chargee as it shall think fit; 6.3.4 cause the conversion or dematerialisation of any of the Charged Property into scripless securities and the deposit of such scripless securities into the any account (whether in the name of the Chargor, the Chargee or otherwise); and 6.3.5 exercise (or refrain from exercising) the powers and rights conferred on or exercisable by the legal or beneficial owner of the Charged Property, including without limitation the right, in relation to any company, corporation or entity whose shares, equity interests or other securities are included in the Charged Property or any part thereof, to concur or participate in: (a) the reconstruction, amalgamation, sale or other disposal of such company, corporation or entity or any of its assets or undertaking (including without limitation the exchange, conversion or reissue of any shares, equity interests or securities as a consequence thereof); (b) the release, modification or variation of any rights or liabilities attaching to such shares, equity interests or securities; and (c) the exercise, renunciation or assignment of any right to subscribe for any shares, equity interests or securities, in each case in such manner and on such terms as the Chargee may think fit, and the proceeds of any such action shall form part of the Charged Property and may be applied by the Chargee in accordance with Clause 11 (Application of Monies). 6.4 Payment of Calls The Chargor shall pay when due all calls or other payments which may be or become due in respect of any of the Charged Property, and in any case of default by the Chargor in such payment, the Chargee may, if it thinks fit, make such payment on behalf of the Chargor in which case any sums paid by the Chargee shall be reimbursed by the Chargor to the Chargee on demand and shall carry interest from the date of payment by the Chargee until reimbursed in full at the rate and in accordance with Clause 2.2 (Interest on Demands). 6.5 Exercise of Rights The Chargor shall not exercise any of its rights and powers in relation to any of the Charged Property in any manner which, in the opinion of the Chargee, would prejudice the value of, or the ability of the Chargee to realise, the security created by this Deed. 7. ENFORCEMENT OF SECURITY 7.1 Enforcement Upon and after the occurrence and during the continuance of an Event of Default or if the Chargor requests the Chargee to exercise any of its powers under this Deed, the security created by or pursuant to this Deed is immediately enforceable and the Chargee may, without notice to the Chargor or prior authorisation from any court, in its absolute discretion: 7.1.1 enforce all or any part of such security (at the times, in the manner and on the terms it thinks fit) and take possession of and hold or dispose of all or any part of the Charged Property; and 7.1.2 whether or not it has appointed a Receiver, exercise all or any of the powers, authorities and discretions conferred by this Deed on any Receiver or otherwise conferred by law on mortgagees and/or Receivers. 7.2 No Liability as Mortgagee in Possession Neither the Chargee nor any Receiver shall be liable to account as a mortgagee in possession in respect of all or any part of the Charged Property or be liable for any loss upon realisation or for any neglect, default or omission in connection with the Charged Property to which a mortgagee or a mortgagee in possession might otherwise be liable. 8. POWERS OF SALE 8.1 Extension of Powers The power of sale or other disposal conferred on the Chargee and on any Receiver by this Deed shall arise (and the Secured Obligations shall be deemed due and payable for that purpose) upon the occurrence and during the continuance of an Event of Default. 8.2 Restrictions Any restrictions imposed by law on the power of sale or on the consolidation of security (including without limitation any restriction under paragraph 11 of the Fourth Schedule to the

Conveyancing and Property Ordinance (Cap. 219) of the Laws of Hong Kong) shall be excluded to the fullest extent permitted by law. 9. APPOINTMENT OF RECEIVER 9.1 Appointment and Removal Upon and after the occurrence and during the continuance of an Event of Default or if requested to do so by the Chargor, the Chargee may by deed or otherwise (acting through an authorised officer of the Chargee), without prior notice to the Chargor: 9.1.1 appoint one or more persons to be a Receiver of the whole or any part of the Charged Property; 9.1.2 appoint two or more Receivers of separate parts of the Charged Property; 9.1.3 remove (so far as it is lawfully able) any Receiver so appointed; and/or 9.1.4 appoint another person(s) as an additional or replacement Receiver(s). 9.2 Capacity of Receivers Each person appointed to be a Receiver pursuant to Clause 9.1 (Appointment and Removal) shall be: 9.2.1 entitled to act individually or together with any other person appointed or substituted as Receiver; 9.2.2 for all purposes deemed to be the agent of the Chargor which shall be solely responsible for his acts, defaults and liabilities and for the payment of his remuneration and no Receiver shall at any time act as agent for the Chargee; and 9.2.3 entitled to remuneration for his services at a rate to be fixed by the Chargee from time to time. 9.3 Statutory Powers of Appointment The powers of appointment of a Receiver herein contained shall be in addition to all statutory and other powers of appointment of the Chargee under applicable law and such powers shall remain exercisable from time to time by the Chargee in respect of all or any part of the Charged Property. 10. POWERS OF RECEIVER 10.1 Powers of Receiver Every Receiver shall (subject to any restrictions in the instrument appointing him but notwithstanding any winding-up or dissolution of the Chargor, and subject to any existing security where applicable) have and be entitled to exercise, in relation to the Charged Property (and any assets of the Chargor which, when got in, would be Charged Property) or that part thereof in respect of which he was appointed, and as varied and extended by the provisions of this Deed (in the name of or on behalf of the Chargor or in his own name and, in each case, at the cost of the Chargor): 10.1.1 all the powers conferred by the Conveyancing and Property Ordinance (Cap. 219) of the Laws of Hong Kong on mortgagors and on mortgagees in possession and on receivers appointed under that Ordinance (as if the Charged Property constituted property that is subject to that Ordinance and as if such Receiver were appointed under that Ordinance), free from any limitation under paragraph 11 of the Fourth Schedule to that Ordinance; 10.1.2 all the powers and rights of an absolute owner and power to do or omit to do anything which the Chargor itself could do or omit to do; and 10.1.3 the power to do all things (including without limitation bringing or defending proceedings in the name or on behalf of the Chargor) which seem to that Receiver to be incidental or conducive to (a) any of the functions, powers, authorities or discretions conferred on or vested in him or (b) the exercise of any Collateral Rights (including without limitation realisation of all or any part of the Charged Property) or (c) bringing to his hands any assets of the Chargor forming, or which, when got in, would be part of the Charged Property. 10.2 Additional Powers of Receiver In addition to and without prejudice to the generality of the foregoing, every Receiver shall (subject to any limitations or restrictions expressed in the instrument appointing him but notwithstanding any winding-up or dissolution of the Chargor and subject to any existing security where applicable) have the following powers in relation to the Charged Property (and any assets of the Chargor which, when got in, would be part of the Charged Property) in respect of which he was appointed (and every reference in this Clause 10.2 to the “Charged Property” shall be read as a reference to that part of the Charged Property in respect of which such Receiver was appointed): 10.2.1 Take Possession power to enter upon, take immediate possession of, collect and get in the Charged Property including without limitation dividends and other income whether accrued before or after the date of his appointment; 10.2.2 Proceedings and Claims power to bring, prosecute, enforce, defend and abandon applications, claims, disputes, actions, suits and proceedings in connection with all or any part of the Charged Property or this Deed in the name of the Chargor or in his own name and to submit to arbitration, negotiate, compromise and settle any such applications, claims, disputes, actions, suits or proceedings; 10.2.3 Carry on Business power to carry on and manage, or concur in the carrying on and management of or to appoint a manager of, the whole or any part of the Charged Property or any business relating thereto in such manner as he shall in his absolute discretion think fit; 10.2.4 Deal with Charged Property power, in relation to the Charged Property and each and every part thereof, to sell, transfer, convey, dispose of or concur in any of the foregoing by the Chargor or any other receiver or manager of the Chargor (including without limitation any sale, transfer, conveyance or disposal in favour of the Chargee) in such manner and generally on such terms as he thinks fit; 10.2.5 Acquisitions power to purchase, lease, hire or otherwise acquire any assets or rights of any description which he shall in his absolute discretion consider necessary or desirable for the carrying on, improvement or realisation of the whole or any part of the Charged Property or otherwise for the benefit of the whole or any part of the Charged Property; 10.2.6 New Subsidiary power to promote, procure the formation or otherwise acquire the share capital of, any body corporate with a view to such body corporate becoming a subsidiary of the Chargor or otherwise and purchasing, leasing or otherwise acquiring an interest in the whole or any part of the Charged Property or carrying on any business in succession to the Chargor or any subsidiary of the Chargor; 10.2.7 Insurance power to effect, maintain or renew indemnity and other insurances and to obtain bonds and performance guarantees; 10.2.8 Borrowing power to raise or borrow money from the Chargee or any other person to rank either in priority to the security constituted by this Deed or any part of it or otherwise and with or without a mortgage or charge on the Charged Property or any part of it on such terms as he shall in his absolute discretion think fit (and no person lending such money shall be concerned to see or enquire as to the propriety or purpose of the exercise of such power or the application of money so raised or borrowed); 10.2.9 Redemption of Security power to redeem, discharge or compromise any security whether or not having priority to the security constituted by this Deed or any part of it; 10.2.10 Covenants, Guarantees and Indemnities power to enter into bonds, covenants, guarantees, commitments, indemnities and other obligations or liabilities as he shall think fit, to make all payments needed to effect, maintain or satisfy such obligations or liabilities and to use the company seal of the Chargor; and 10.2.11 Exercise of Powers in Chargor’s Name power to exercise any or all of the above powers on behalf of and in the name of the Chargor (notwithstanding any winding-up or dissolution of the Chargor) or on his own behalf. 10.3 Terms of Disposition In making any sale or other disposal of all or any part of the Charged Property or any acquisition in the exercise of their respective powers (including without limitation a disposal by a Receiver to any subsidiary of the Chargor or other body corporate as is referred to in Clause 10.2.6) a Receiver or the Chargee may accept or dispose of as, and by way of consideration for, such sale or other disposal or acquisition, cash, shares, loan capital or other obligations, including without limitation consideration fluctuating according to or dependent upon profit or turnover and consideration the amount whereof is to be determined by a third party. Any such consideration may, if thought expedient by the Receiver or the Chargee, be nil or may be payable or receivable in a lump sum or by instalments. Any contract for any such sale, disposal or acquisition by the Receiver or the Chargee may contain conditions excluding or restricting the personal liability of the Receiver or the Chargee. 11. APPLICATION OF MONIES 11.1 Order of Application Save as otherwise expressly provided in this Deed, all moneys and/or non-cash recoveries and/or proceeds received or recovered by the Chargee or any Receiver pursuant to this Deed or the powers conferred by it shall (subject to the claims of any person having prior rights thereto (including the claims of the Chargee as beneficiary of any existing security where applicable) and subject to Clause 11.2 (Suspense Account)) be applied in the payment of the costs, charges and expenses incurred and payments made by any Receiver, the payment of his remuneration and the discharge of any liabilities incurred by such Receiver in, or incidental to, the exercise of any of his powers. 11.2 Suspense Account Until all Secured Obligations are paid in full, all monies received, recovered or realised under this Deed by the Chargee or any Receiver or the powers conferred by it (including the proceeds of any conversion of currency) may in its discretion be credited to and held in any suspense or impersonal account pending their application from time to time in or towards the discharge of any of the Secured Obligations in accordance with Clause 11.1 (Order of Application). 11.3 Application by Chargor Any application under this Clause 11 shall override any application or appropriation by the Chargor. 12. RECEIPT AND PROTECTION OF PURCHASERS 12.1 Receipt and Consideration The receipt of the Chargee or any Receiver shall be conclusive discharge to a purchaser of any part of the Charged Property from the Chargee or such Receiver and in making any sale or disposal of any part of the Charged Property or making any acquisition, the Chargee or any Receiver may do so for such consideration, in such manner and on such terms as it thinks fit. 12.2 Protection of Purchasers No purchaser or other person dealing with the Chargee or any Receiver shall be bound to inquire whether the right of the Chargee or such Receiver to exercise any of its powers has arisen or become exercisable or be concerned with any propriety or regularity on the part of the Chargee or such Receiver in such dealings. The protection given to purchasers from a mortgagee in sections 52 and 55 of the Conveyancing and Property Ordinance (Cap. 219) of the Laws of Hong Kong shall apply mutatis mutandis to purchaser(s) and other person(s) dealing with the Chargee or any Receiver. 13. POWER OF ATTORNEY 13.1 Appointment and Powers The Chargor by way of security irrevocably (within the meaning of Section 4 of the Powers of Attorney Ordinance (Cap. 31) of the Laws of Hong Kong) appoints the Chargee and any Receiver severally to be its attorney and in its name, on its behalf and as its act and deed to execute, deliver and perfect all documents and do all things which the Chargee or such Receiver may consider to be necessary for: 13.1.1 carrying out any obligation imposed on the Chargor by this Deed or any other agreement binding on the Chargor to which the Chargee is party (including without limitation the execution and delivery of any deeds, charges, assignments or other security and any transfers of the Charged Property or any part thereof); and 13.1.2 enabling the Chargee and any Receiver to exercise, or delegate the exercise of, any of the rights, powers and authorities conferred on them by or pursuant to this Deed or by law (including, without limitation, upon or after the occurrence and during the continuance of an Event of Default, the exercise of any right of a legal or beneficial owner of the Charged Property or any part thereof). 13.2 Ratification The Chargor shall ratify and confirm all things done and all documents executed by any attorney in the exercise or purported exercise of all or any of his powers. 14. REPRESENTATIONS The Chargor represents and warrants to the Chargee that: 14.1 Power and capacity It is a company, duly incorporated with limited liability and is validly existing and in good standing under the laws of its jurisdiction of incorporation. It has the power to own its assets and carry on its business as it is being conducted. 14.2 Compliance with laws It will comply with and observe all rules and guidelines from time to time imposed on it by such exchange and other relevant competent authorities in all material respects in relation to its ownership of shares in the Subject Entity and will promptly notify the Chargee of any material non-compliance or non-observance with or of such rules and guidelines. 14.3 Binding obligations Subject to any general principles of law as at the date of this Deed limiting its obligations: (a) each of the obligations expressed to be assumed by it in this Deed are legal, valid, binding and enforceable obligations; and (b) (without limiting the generality of paragraph (a) above), this Deed creates the security interests which it purports to create and such security interests are valid and effective. 14.4 No conflict The entry into and performance by it of, and the transactions contemplated by, this Deed do not and will not: (a) conflict with any law or regulation applicable to it; (b) conflict with its constitutional documents; (c) conflict with any agreement or instrument binding upon it or any of its assets; or

(d) result in the existence of or oblige it to create any security over all or any of its assets (other than the security constituted pursuant to this Deed). 14.5 Power and authority (a) It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, this Deed. (b) No limit on its powers will be exceeded as a result of the grant of security contemplated by this Deed. (c) It is acting as principal for its own account and not as agent or trustee or in any other capacity on behalf of any third party. 14.6 Validity and admissibility in evidence All Authorisations required: (a) to enable it lawfully to enter into, exercise its rights and comply with its obligations in this Deed; (b) to make this Deed admissible in evidence in its jurisdiction of incorporation and/or Hong Kong; and/or (c) to enable it to create the security expressed to be created by it pursuant to this Deed and to ensure that such security has the priority and ranking it is expressed to have, have been obtained or effected and are in full force and effect. It has not taken any action nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against it for its bankruptcy or winding-up or insolvency or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets and no other steps which are similar or which would have a similar effect have been taken in any jurisdiction 14.7 Choice of law The choice of the laws of Hong Kong as the governing law of this Deed will be recognised and enforced in the courts of Hong Kong. 14.8 Enforceability Any judgment obtained in the courts of Hong Kong in relation to this Deed will be recognised and enforced in Hong Kong. 14.9 No filing or stamp taxes Under the law of its jurisdiction of incorporation it is not necessary that this Deed be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration (except for the registration set out in Clause 3.1 (Perfection) of this Deed) or similar tax be paid on or in relation to this Deed.

14.10 Deduction of Tax It is not required under the law applicable where it is incorporated or resident or at the address specified in this Deed to make any deduction for or on account of Tax from any payment it may make under the Loan Agreement or this Deed. 14.11 Pari passu ranking (a) This Deed creates (or once entered into, will create) in favour of the Chargee the security which it is expressed to create with the ranking and priority it is expressed to have. (b) Without limiting paragraph (a) above, its payment obligations under the Loan Agreement rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally. 14.12 No proceedings pending or threatened No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency have (to the best of its knowledge and belief) been started or threatened against it. 14.13 Charged Property (a) All consents necessary to enable any asset that is expressed to be subject to any security under this Deed to be the subject of effective security under this Deed have been obtained and are in full force and effect. (b) It is the sole legal and beneficial owner of the Charged Property (subject to the security constituted pursuant to this Deed). (c) It has not sold or otherwise disposed of, or created, granted or permitted to subsist any Security over, all or any of its right, title and interest in the Charged Property (other than the security constituted pursuant to this Deed and other than as expressly permitted under this Deed). (d) As at the date of this Deed, the particulars of the Shares as set out in Schedule 1 (Particulars of Shares) are accurate in all respects. (e) The Shares have been validly issued by the Subject Entity and are fully paid up and there are no monies or liabilities payable or outstanding in relation to any of the Shares. (f) It legally and beneficially owns all of the Charged Property, free and clear of all Security, except for any security constituted hereby. (g) The constitutional documents of the Subject Entity do not restrict or inhibit any transfer of those Shares on creation or enforcement of the security under this Deed.

14.14 Non-Hong Kong Company On the date of this Deed, the Chargor is not registered as a non-Hong Kong company under Part 16 of the Companies Ordinance (Cap. 622) of the Laws of Hong Kong nor has it made any application to be so registered. 14.15 Repetition Each of the representations and warranties set out or referred to in Clause 14 above shall be deemed to be repeated by the Chargor on each date occurring after the date of this Deed, by reference to the facts and circumstances existing at the date on which such representation or warranty is deemed to be made or repeated. 15. EFFECTIVENESS OF SECURITY 15.1 Continuing Security The security created by or pursuant to this Deed shall remain in full force and effect as a continuing security for the Secured Obligations unless and until discharged by the Chargee. No part of the security from time to time intended to be constituted by this Deed will be considered satisfied or discharged by any intermediate payment, discharge or satisfaction of the whole or any part of the Secured Obligations. 15.2 Cumulative Rights The security created by this Deed and the Collateral Rights shall be cumulative, in addition to and independent of every other security which the Chargee may at any time hold for any or all of the Secured Obligations or any rights, powers and remedies provided by law. No prior security held by the Chargee over the whole or any part of the Charged Property shall merge into the security constituted by this Deed. 15.3 Chargor’s Obligations None of the obligations of the Chargor under this Deed, the Collateral Rights or the security constituted by this Deed shall be affected by an act, omission, matter, thing or event which, but for this Clause 15.3, would reduce, release or prejudice any of the obligations of the Chargor under this Deed, the Collateral Rights or the security constituted by this Deed, including (without limitation and whether or not known to the Chargor or the Chargee): 15.3.1 the winding-up, dissolution, administration, reorganisation, death, insolvency, incapacity or bankruptcy of the Chargor or any other person or any change in its status, function, control or ownership; 15.3.2 any of the obligations of the Chargor or any other person under the Loan Agreement, or under any other security relating to the Loan Agreement being or becoming illegal, invalid, unenforceable or ineffective in any respect; 15.3.3 any time, waiver or consent granted to, or composition with, the Chargor or other person; 15.3.4 the release of the Chargor or any other person under the terms of any composition or arrangement with any creditor of the Chargor or other person; 15.3.5 the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, the Chargor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security; 15.3.6 any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of the Chargor or any other person; 15.3.7 any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case however fundamental and of whatsoever nature, and whether or not more onerous) or replacement of the Loan Agreement or any other document or security or of the Secured Obligations; 15.3.8 any unenforceability, illegality or invalidity of any obligation of any person under the Loan Agreement or any other document or security; 15.3.9 any insolvency or similar proceedings; 15.3.10 any claims or set-off right that the Chargor may have; or 15.3.11 any law, regulation or decree or order of any jurisdiction affecting the Chargor. 15.4 Chargor Intent Without prejudice to the generality of Clause 16.3 (Chargor’s Obligations), the Chargor expressly confirms that it intends that the security created under this Deed, and the Collateral Rights, shall extend from time to time to any (however fundamental and of whatsoever nature, and whether or not more onerous) variation, increase, extension or addition of or to the Loan Agreement and/or any facility or amount made available under the Loan Agreement for the purposes of or in connection with any of the following: acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing. 15.5 Remedies and Waivers No failure on the part of the Chargee to exercise, or any delay on its part in exercising, any Collateral Right shall operate as a waiver thereof, nor shall any single or partial exercise of any Collateral Right preclude any further or other exercise of that or any other Collateral Right. 15.6 No Liability None of the Chargee, its nominee(s) or any Receiver shall be liable by reason of (a) taking any action permitted by this Deed or (b) any neglect or default in connection with all or any part of the Charged Property or (c) taking possession of or realising all or any part of the Charged Property, except in the case of gross negligence or wilful default upon its part (as finally judicially determined). 15.7 Partial Invalidity If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Deed under such laws nor of such provision under the laws of any other jurisdiction shall in any way be affected or impaired thereby and, if any part of the security intended to be created by or pursuant to this Deed is invalid, unenforceable or ineffective for any reason, that shall not affect or impair any other part of that security.

15.8 No Prior Demand The Chargee shall not be obliged to make any demand of or enforce any rights or claim against the Chargor or any other person, to take any action or obtain judgment in any court against the Chargor or any other person or to make or file any proof or claim in a liquidation, bankruptcy or insolvency of the Chargor or any other person or to enforce or seek to enforce any other security in respect of any or all of the Secured Obligations before exercising any Collateral Right. 15.9 Deferral of rights Until the time when (i) all Secured Obligations have been irrevocably discharged in full, (ii) all amounts which may be or become payable by the Chargor under or in connection with the Loan Agreement have been irrevocably paid in full and (iii) the Chargee is no longer under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to the Chargor under the Loan Agreement, the Chargor will not (unless the Chargee otherwise directs) exercise any rights which it may have by reason of performance by it of its obligations under this Deed: 15.9.1 to be indemnified by the Chargor; 15.9.2 to claim any contribution from any guarantor of the Chargor’s obligations under the Loan Agreement; and/or 15.9.3 to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Chargee under the Loan Agreement or of any other guarantee or security taken pursuant to, or in connection with, the Loan Agreement by the Chargee. 15.10 Settlement conditional Any settlement, discharge or release hereunder in relation to the Chargor or all or any part of the Charged Property shall be conditional upon no security or payment by the Chargor to, or recovery from the Chargor by, the Chargee being avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws of general application or any similar event or for any other reason and shall in the event of any such avoidance or reduction or similar event be void. 16. RELEASE OF SECURITY 16.1 Redemption of Security Upon the time when (i) all Secured Obligations have been irrevocably discharged in full, (ii) all amounts which may be or become payable by the Chargor under or in connection with the Loan Agreement have been irrevocably paid in full and (iii) the Chargee is no longer under any further obligation (whether actual or contingent) to provide any further advance or financial accommodation to the Chargor under the Loan Agreement, the Chargee shall, at the request (with reasonable notice) and cost of the Chargor, release and cancel the security constituted by this Deed and procure the reassignment to the Chargor of the property and assets assigned to the Chargee pursuant to this Deed (to the extent not otherwise sold, assigned or otherwise disposed of or applied in accordance with this Deed), in each case subject to Clause 18.2 (Avoidance of Payments) and 17.10 (Settlement conditional) and without recourse to, or any representation or warranty by, the Chargee or any of its nominees. 16.2 Avoidance of Payments If the Chargee considers that any amount paid or credited to or recovered by the Chargor is capable of being avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws, the liability of the Chargor under this Deed and the security constituted by this Deed shall continue and such amount shall not be considered to have been irrevocably paid. 17. SUBSEQUENT AND PRIOR SECURITY INTERESTS 17.1 Subsequent security interests If the Chargee at any time receives or is deemed to have received notice of any subsequent Security or other interest affecting all or any part of the Charged Property or any assignment or transfer of the Charged Property which is prohibited by the terms of this Deed or the Loan Agreement, all payments thereafter by or on behalf of the Chargor to the Chargee shall be treated as having been credited to a new account of the Chargor and not as having been applied in reduction of the Secured Obligations as at the time when (or at any time after) the Chargee received such notice of such subsequent Security or other interest or such assignment or transfer. 17.2 Prior security interests In the event of any action, proceeding or step being taken to exercise any powers or remedies conferred by any prior ranking Security or upon the exercise by the Chargee or any Receiver of any power of sale under this Deed or any Collateral Right, the Chargee may redeem any prior ranking Security over or affecting any Charged Property or procure the transfer of any such prior ranking Security to itself. The Chargee may settle and agree the accounts of the beneficiary of any such prior Security and any accounts so settled and agreed will be conclusive and binding on the Chargor. All principal, interest, costs, charges, expenses and/or other amounts relating to and/or incidental to any such redemption or transfer shall be paid by the Chargor to the Chargee upon demand. 18. CURRENCY CONVERSION AND INDEMNITY 18.1 Currency Conversion For the purpose of or pending the discharge of any of the Secured Obligations the Chargee may convert any money received, recovered or realised or subject to application by it under this Deed from one currency to another, as the Chargee may think fit, and any such conversion shall be effected at the Chargee’s spot rate of exchange (or, if no such spot rate of exchange is quoted by the Chargee, such other rate of exchange as may be available to the Chargee as selected by the Chargee) for the time being for obtaining such other currency with such first- mentioned currency. 18.2 Currency Indemnity If any sum (a “Sum”) owing by the Chargor under this Deed or any order or judgment given or made in relation to this Deed has to be converted from the currency (the “First Currency”) in which such Sum is payable into another currency (the “Second Currency”) for the purpose of: 18.2.1 making or filing a claim or proof against the Chargor; 18.2.2 obtaining an order or judgment in any court or other tribunal; 18.2.3 enforcing any order or judgment given or made in relation to this Deed; or 18.2.4 applying the Sum in satisfaction of any of the Secured Obligations, the Chargor shall indemnify the Chargee from and against any loss suffered or incurred as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert such Sum from the First Currency into the Second Currency and (b) the rate or rates of exchange available to the Chargee at the time of such receipt or recovery of such Sum. 19. COSTS, EXPENSES AND INDEMNITY 19.1 Costs and expenses The Chargor shall, on demand of the Chargee, reimburse the Chargee on a full indemnity basis for all costs and expenses (including legal fees and any value added tax) reasonably incurred by the Chargee in connection with (a) the execution of this Deed or otherwise in relation to this Deed, and (b) the perfection or enforcement of the security constituted by this Deed. 19.2 Stamp taxes The Chargor shall pay all stamp, registration and other Taxes to which this Deed, the security contemplated in this Deed and/or any judgment given in connection with this Deed is, or at any time may be, subject and shall, from time to time, indemnify the Chargee on demand against any liabilities, costs, claims and/or expenses resulting from any failure to pay or delay in paying any such Tax. 19.3 Indemnity The Chargor shall, notwithstanding any release or discharge of all or any part of the security constituted by this Deed, indemnify the Chargee, its agents, attorneys and any Receiver against any action, proceeding, claims, losses, liabilities and costs which it may sustain as a consequence of any breach by the Chargor of the provisions of this Deed, the exercise or purported exercise of any of the rights and powers conferred on any of them by this Deed or otherwise relating to the Charged Property or any part thereof. 20. PAYMENTS FREE OF DEDUCTION 20.1 Tax gross-up All payments to be made to the Chargee under this Deed shall be made free and clear of and without deduction for or on account of Tax unless the Chargor is required to make such payment subject to the deduction or withholding of Tax, in which case the sum payable by the Chargor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the person on account of whose liability to Tax such deduction or withholding has been made receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made. 20.2 No set-off or counterclaim All payments to be made by the Chargor under this Deed shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim. 21. DISCRETION AND DELEGATION 21.1 Discretion Any liberty or power which may be exercised or any determination which may be made under this Deed by the Chargee or any Receiver may be exercised or made in its absolute and unfettered discretion without any obligation to give reasons.

21.2 Delegation Each of the Chargee and any Receiver shall have full power to delegate (either generally or specifically) the powers, authorities and discretions conferred on it by this Deed (including without limitation the power of attorney under Clause 13 (Power of Attorney)) on such terms and conditions as it shall see fit which delegation shall not preclude any subsequent exercise, any subsequent delegation or any revocation of such power, authority or discretion by the Chargee or any Receiver. 22. SET-OFF The Chargee may set off any matured obligation due from the Chargor under the Loan Agreement (to the extent beneficially owned by the Chargee) against any matured obligation owed by the Chargee to the Chargor, regardless of the place of payment, booking branch or currency of either obligation. If such obligations are in different currencies, the Chargee may convert either obligation at a market rate of exchange in its usual course of business for the purpose of such set-off. 23. CHANGES TO PARTIES 23.1 Successors This Deed shall be binding upon and enure to the benefit of each party hereto and its and/or any subsequent successors and permitted assigns and transferees. Without prejudice to the foregoing, this Deed shall remain in effect despite any amalgamation or merger (however effected) relating to the Chargee; and references to the Chargee herein shall be deemed to include any person who, under the laws of its jurisdiction of incorporation or domicile, has assumed the rights and obligations of the Chargee under this Deed or to which, under such laws, those rights and obligations have been transferred. 23.2 No Assignment or Transfer by Chargor The Chargor may not assign or transfer any or all of its rights (if any) and/or obligations under this Deed. 23.3 Assignment and Transfer by Chargee to Successor The Chargee may: 23.3.1 assign all or any of its rights under this Deed; and 23.3.2 transfer all or any of its obligations (if any) under this Deed, and the Chargor shall, upon the reasonable request of the Chargee, enter into such documentation as the Chargee may require to give effect to any such assignment or transfer. 23.4 Disclosure The Chargor agrees to any disclosure of any information. 24. AMENDMENTS AND WAIVERS Any provision of this Deed may be amended or waived only by agreement in writing between the Chargor and the Chargee.

25. NOTICES 25.1 Communications in writing Each communication to be made by a party hereto to the other party hereto under or in connection with this Deed shall be made in writing and, unless otherwise stated, shall be made by fax or letter. 25.2 Addresses The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each party hereto for any communication or document to be made or delivered under or in connection with this Deed is that identified with its signature below, or any substitute address, fax number, or department or officer as that party may notify to the other party by not less than five Business Days’ notice. 25.3 Delivery Any communication or document made or delivered by one party hereto to the other party hereto under or in connection with this Deed will only be effective: 25.3.1 if by way of fax, when received in legible form; or 25.3.2 if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of the address details of such other party provided under Clause 25.2 (Addresses), if addressed to that department or officer, provided that any communication or document to be made or delivered to the Chargee will be effective only when actually received by the Chargee and then only if it is expressly marked for the attention of the department or officer identified with the Chargee’s signature below (or any substitute department or officer as the Chargee shall specify for this purpose). 25.4 Language Any notice given under or in connection with this Deed must be in English. All other documents provided under or in connection with this Deed must be: 25.4.1 in English; or 25.4.2 if not in English, and if so required by the Chargee, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document. 26. COUNTERPARTS This Deed may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. 27. GOVERNING LAW This Deed is governed by and construed in accordance with the laws of Hong Kong.

28. JURISDICTION 28.1 Hong Kong Courts The courts of Hong Kong have exclusive jurisdiction to settle any dispute (a “Dispute”) arising out of, or connected with this Deed (including a dispute regarding the existence, validity or termination of this Deed or the consequences of its nullity). 28.2 Convenient Forum The parties hereto agree that the courts of Hong Kong are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary. 28.3 Exclusive Jurisdiction This Clause 28 (Jurisdiction) is for the benefit of the Chargee only. As a result and notwithstanding Clause 28.1 (Hong Kong Courts), nothing herein shall prevent the Chargee from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law the Chargee may take concurrent proceedings in any number of jurisdictions. 28.4 Waiver of immunity The Chargor waives generally all immunity it or its assets or revenues may otherwise have in any jurisdiction, including immunity in respect of: 28.4.1 the giving of any relief by way of injunction or order for specific performance or for the recovery of assets or revenues; and/or 28.4.2 the issue of any process against its assets or revenues for the enforcement of a judgment or, in an action in rem, for the arrest, detention or sale of any of its assets and revenues. IN WITNESS WHEREOF this Deed has been signed on behalf of the Chargee and executed as a deed by the Chargor and is intended to be and is hereby delivered by it as a deed.

SCHEDULE 1 PARTICULARS OF SHARES Beneficial owner Shares of the Subject Entity PELICAN HOLDCO LIMITED 100 ordinary shares of HK$1.00 each in the share capital of the Subject Entity

SCHEDULE 2 INSTRUMENT OF TRANSFER Super Dragon Ltd. (the “Company”) We PELICAN HOLDCO LIMITED (the “Transferor”) in consideration of the Sum of Dollars paid to me by (name in full) of (full address) (hereinafter called “the said Transferee”) do hereby transfer to the said Transferee the share(s) numbered standing in my name in the Register of the Company to hold unto the said Transferee or (his/her Executors or Administrators/its Assigns), subject to the several conditions upon which I hold the same at the time of execution hereof. And we the said Transferee do hereby agree to take the said Share(s) subject to the same conditions. Witness our hands the day of Signed by the Transferor ) in the presence of the witness:- ) ) Witness’ address ) ) Signature: ) PELICAN HOLDCO LIMITED ) (Transferor) Witness’ signature ) Signed by the Transferee ) in the presence of the witness:- ) ) Witness’ full name ) ) Witness’ address ) ) Signature: ) ) (Transferee) Witness’ signature )

CONTRACT NOTES SOLD NOTE Transferee Address Name of company in which the share(s) to be transferred - Super Dragon Ltd. Number of share(s) Consideration received For and on behalf of PELICAN HOLDCO LIMITED (Transferor) Authorised Signature(s) Dated BOUGHT NOTE Transferor PELICAN HOLDCO LIMITED Address 3 Cadogan Gate, London SW1X 0AP, England Name of company in which the share(s) to be transferred - Super Dragon Ltd. Number of share(s) Consideration paid (Transferee) Authorised Signature(s) Dated

SCHEDULE 3 FORM OF DEED OF APPOINTMENT OF PROXY AND POWER OF ATTORNEY We, PELICAN HOLDCO LIMITED, hereby: 1. appoint __________________ as my proxy to vote at meeting of the shareholders of Super Dragon Ltd. (the “Company”) in respect of the Shares (as defined in the Share Charge (referred to below)) which may have been or may from time to time be issued and/or registered in our name; and 2. irrevocably appoint _____________________ as my duly authorised representative and duly appointed attorney-in-fact to sign resolutions in writing of the Company in respect of the Shares (as defined in the Share Charge (referred to below)) which may have been or may from time to time be issued and/or registered in our name. This power of attorney granted hereunder is irrevocable by reason of being given for valuable consideration. The power of attorney shall become effective only after the security created under the Share Charge dated 2019 granted and delivered by PELICAN HOLDCO LIMITED in favour of KVH MEDIA GROUP LIMITED (the “Share Charge”) becomes enforceable under the terms thereof. IN WITNESS whereof this instrument has been duly executed as a deed this _____ day of ___________. EXECUTED AS A DEED BY ) ) PELICAN HOLDCO LIMITED ) ) For and on behalf of PELICAN HOLDCO LIMITED In the presence of: Signature of Witness Name: Address: Occupation:

EXECUTION THE CHARGOR SEALED, EXECUTED and DELIVERED as a ) DEED for and on behalf of ) PELICAN HOLDCO LIMITED ) Alex Collins ) Director by ___/s/ ALEX COLLINS___________ ) __________________________ Title: in the presence of /s/ SAM FENTON- WHITTET _______________________ Witness Name: Sam Fenton-Whittet Occupation: Finance Address: 3 Cadogan Gate, London SW1X 0AS Telephone: *** Fax: Attention:

THE CHARGEE SIGNED for and on behalf of ) KVH MEDIA GROUP LIMITED ) ) /s/ MARK WOODHEAD ) By: ___Mark Woodhead______________ ) ___________________________ ) Title: Director Address: 2A Queens Street, Leeds Telephone: **** Fax: **** Attention: Mark Woodhead